MUNIHOLDINGS
                                                              NEW JERSEY
                                                              INSURED FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              January 31, 1999

                   MuniHoldings New Jersey Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings New Jersey Insured Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of investment principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 1999

DEAR SHAREHOLDER

For the six-month period ended January 31, 1999, the Common Stock of MuniHoldings New Jersey Insured Fund, Inc. earned $0.405 per share income dividends, which included earned and unpaid dividends of $0.068. This represents a net annualized yield of 5.17%, based on a month-end net asset value of $15.54 per share. Over the same period, the total investment return on the Fund's Common Stock was +6.07%, based on a change in per share net asset value from $15.09 to $15.54 and assuming reinvestment of $0.454 per share ordinary income dividends.

For the six months ended January 31, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.44% for Series A and 3.44% for Series B.

The Municipal Market Environment

During the six months ended January 31, 1999, long-term bond yields moved significantly lower. US domestic economic growth remained moderate, with losses in the manufacturing sector offset by strong growth in service-oriented industries. Industrial commodity prices recently fell to their lowest level in over a decade. This suggests that the current positive inflationary environment is unlikely to be challenged in the near term. Additionally, the Federal Reserve Board lowered short-term interest rates in September, October and November, in part to ensure that US domestic economic growth would not be negatively impacted by ongoing weak economic growth overseas. However, various external factors, as well as increased volatility, contributed to the decline in bond yields as they have for much of the past year. Episodes of foreign economic instability generated a significant "flight to quality" rally in US Treasury securities, as well as fostering lower tax-exempt bond yields as a result. Periods of strong foreign equity market appreciation, particularly in Asia, have at times resulted in higher US bond yields as foreign investors have sold US fixed-income instruments to reinvest the proceeds in their own domestic equity markets. Additionally, the continued distraction of President Clinton's impeachment trial added to recent interest rate volatility. However, on balance, the favorable fundamental economic scenario supported lower bond yields. During the six-month period ended January 31, 1999, the yield on the US Treasury 30-year bond fell over 60 basis points (0.60%) to 5.09%, and long-term municipal revenue bond yields declined almost 20 basis points to 5.17%, as measured by the Bond Buyer Revenue Bond Index.

Throughout most of 1998, the municipal bond market's performance was impeded by a significant increase in new-issue supply. However, in recent months, the technical position of the tax-exempt market improved. Over the last 12 months, almost $285 billion in new long-term tax-exempt bonds was underwritten, an increase of almost 30% compared to the same period a year ago. As municipal bond yields declined in recent years, it has taken increasingly lower bond yields to generate the cost savings necessary to refinance remaining higher-couponed debt. Consequently, the rate of increases in municipal bond issuance slowed in recent quarters. During the last six months, more than $125 billion in new tax-exempt bonds was issued, an increase of approximately 5% compared to the same period a year ago. During the January 31, 1999 quarter, $63 billion in new long-term municipal bonds was underwritten, representing an increase of 5% compared to the January 31, 1998 quarter.

The pace of tax-exempt issuance continued to slow in 1999. January's monthly issuance was less than $15 billion, representing a decline of almost 25% compared to January 1998's volume. Additionally, investors received more than $22 billion in coupon payments, maturities and proceeds from early redemptions in January. Investors can also expect to receive an additional $15 billion-$18 billion in February for reinvestment. Consequently, investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this trend closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/demand environment for 1999. Such an environment should allow the tax-exempt market's performance to more closely mirror that of its taxable counterpart.

Foreign investors have rarely been active investors in the tax-exempt bond market since they are unable to benefit from the inherent tax advantage of municipal securities. Consequently, the municipal bond market has not been able to benefit from the strong flight to quality demand enjoyed by US Treasury securities since late 1997. This inability has in large part resulted in significantly smaller declines in municipal bond yields compared to US Treasury securities. However, this has resulted in the opportunity to purchase tax-exempt securities with yields very close to or, in some instances, exceeding those of comparable US Treasury bonds. By January 31, 1999, long-term tax-exempt bond yields were at 102% of US Treasury securities of comparable maturities, nearly matching the least expensive level of the past year. Municipal bond yield ratios have averaged approximately 95% for the last six months and 92% for all of 1998. During 1997, tax-exempt bond yield ratios averaged 84%. It is likely that the combination of the increase in new-issue volume and the "safehaven" status of US Treasury securities drove municipal bond yield ratios to their present attractive levels. Should new volume decline and/or foreign financial markets regain stability in 1999, tax-exempt bond yield ratios could quickly return to their more historic levels (85%-88%).

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment into early 1999. However, it is likely that foreign financial markets will again be a critical factor in determining US bond yields. Economic problems in Russia and Brazil remain unresolved, suggesting that additional shocks to the world's financial system are possible. On the other hand, the continued robustness of the US economy has led to some back up in interest rates. However, at present these factors indicate that there is little immediate risk of sustained significant increases in long-term bond yields.

Portfolio Strategy

During the six months ended January 31, 1999, we maintained a constructive investment strategy for MuniHoldings New Jersey Insured Fund, Inc. We believed that a continuation of current equity market volatility would have a negative impact on economic growth, thereby constricting global inflation and forcing interest rates lower. This proved to be the case as turmoil increased in various parts of the world, including Russia and Brazil. While the US economy had performed much better than anticipated, inflation was quite benign. Our constructive strategy helped the Fund realize attractive total returns by enabling it to participate in the bond market rally.

Looking ahead, we expect to remain fully invested in order to seek to maintain a high level of tax-exempt income. We expect new-issue supply in New Jersey to remain moderate and demand for municipal bonds to remain quite strong.

In Conclusion

We appreciate your ongoing interest in MuniHoldings New Jersey Insured Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
Executive Vice President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Portfolio Manager

March 5, 1999


                                     2 & 3

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 1999

PROXY RESULTS

During the six-month period ended January 31, 1999, MuniHoldings New Jersey Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 16, 1998. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------
                                                        Shares Voted       Shares Withheld
                                                             For             From Voting
------------------------------------------------------------------------------------------
1. To elect the Fund's Directors: Ronald W. Forbes        6,849,189            66,368
                                  Cynthia A. Montgomery   6,843,740            71,817
                                  Kevin A. Ryan           6,844,766            70,791
                                  Arthur Zeikel           6,837,069            78,488
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                           Shares Voted      Shares Voted     Shares Voted
                                               For              Against          Abstain
------------------------------------------------------------------------------------------

2. To ratify the selection of Ernst &
   Young LLP as the Fund's independent
   auditors for the current fiscal year.     6,752,516          86,145            76,896
------------------------------------------------------------------------------------------

  During the six-month period ended January 31, 1999, MuniHoldings New Jersey Insured Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 16, 1998. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------
                                                        Shares Voted       Shares Withheld
                                                             For             From Voting
------------------------------------------------------------------------------------------

1. To elect the Fund's Board of
   Directors: Ronald W. Forbes, Cynthia
   A. Montgomery, Charles C. Reilly,
   Kevin A. Ryan, Richard R. West and
   Arthur Zeikel as follows:
                                  Series A                  1,100                19
                                  Series B                  1,360                 0
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                           Shares Voted      Shares Voted     Shares Voted
                                               For              Against          Abstain
------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst &
   Young LLP as the Fund's independent
   auditors for the current fiscal year
   as follows:
                                  Series A     1,119               0                0
                                  Series B     1,360               0                0
------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

  S&P   Moody's      Face                                                                            Value
Ratings Ratings     Amount    Issue                                                                (Note 1a)
------------------------------------------------------------------------------------------------------------
STATE

New Jersey--94.9%
------------------------------------------------------------------------------------------------------------
                              Bernards Township, New Jersey, School District, GO:
AA       A1        $ 3,205       5.30% due 1/01/2022                                                $  3,283
AA       A1          3,370       5.30% due 1/01/2023                                                   3,452
------------------------------------------------------------------------------------------------------------
AAA      Aaa         3,350    Brick Township, New Jersey, Municipal Utilities Authority, Revenue
                              Refunding Bonds, 5% due 12/01/2016 (b)                                   3,426
------------------------------------------------------------------------------------------------------------
AAA      Aaa        10,000    Delaware River and Bay Authority Revenue Bonds, 5.25% due 1/01/2026
                              (b)                                                                     10,236
------------------------------------------------------------------------------------------------------------
AAA      Aaa         8,800    Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                              Bonds (Port District Project), Series B, 5% due 1/01/2026 (e)            8,841
------------------------------------------------------------------------------------------------------------
AAA      Aaa         2,845    East Orange, New Jersey, Board of Education, COP, 5.36%** due
                              8/01/2025 (d)                                                              766
------------------------------------------------------------------------------------------------------------
AAA      Aaa         5,000    Essex County, New Jersey, Improvement Authority, Lease Revenue
                              Refunding Bonds (County Jail and Youth House Project), 5.35% due
                              12/01/2024 (a)                                                           5,182
------------------------------------------------------------------------------------------------------------
                              Freehold Township, New Jersey, Board of Education, GO (d):
AAA      Aaa         1,455       5.40% due 7/15/2024                                                   1,505
AAA      Aaa         1,540       5.40% due 7/15/2025                                                   1,593
------------------------------------------------------------------------------------------------------------
AAA      Aaa         2,550    Hudson County, New Jersey, Improvement Authority, Lease Revenue
                              Refunding Bonds (Hudson County Lease Project), 5.40% due 10/01/2025 (b)  2,667
------------------------------------------------------------------------------------------------------------
                              Metuchen, New Jersey, School District, GO (b):
AAA      Aaa         1,185       5.20% due 9/15/2023                                                   1,209
AAA      Aaa         1,245       5.20% due 9/15/2024                                                   1,269
AAA      Aaa         1,315       5.20% due 9/15/2025                                                   1,340
AAA      Aaa         1,385       5.20% due 9/15/2026                                                   1,412
AAA      Aaa         1,460       5.20% due 9/15/2027                                                   1,488
------------------------------------------------------------------------------------------------------------
                              Middlesex County, New Jersey, COP (e):
AAA      Aaa         4,855       5.25% due 6/15/2023                                                   4,976
AAA      Aaa         8,575       5.30% due 6/15/2029                                                   8,848
------------------------------------------------------------------------------------------------------------
BBB-     NR*         4,000    New Jersey EDA, First Mortgage Revenue Refunding Bonds (First
                              Mortgage--Fellowship Village), Series A, 5.50% due 1/01/2025             3,887
------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings New Jersey Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
EDA   Economic Development Authority
GO    General Obligation Bonds
RITR  Residual Interest Trust Receipts
VRDN  Variable Rate Demand Notes


                                      4 & 5

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

  S&P   Moody's      Face                                                                            Value
Ratings Ratings     Amount    Issue                                                                (Note 1a)
------------------------------------------------------------------------------------------------------------
STATE

New Jersey (concluded)
------------------------------------------------------------------------------------------------------------
A1+      VMIG1+    $ 1,500    New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI
                              Corporation Project), VRDN, AMT, Series A, 2.80% due 6/01/2026 (a)(g) $  1,500
------------------------------------------------------------------------------------------------------------
AAA      Aaa         5,000    New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (NUI
                              Corporation Projects), AMT, Series A, 5.70% due 6/01/2032 (e)            5,279
------------------------------------------------------------------------------------------------------------
AAA      Aaa         3,300    New Jersey EDA, Revenue Refunding Bonds (Educational Testing
                              Service), Series A,4.75% due 5/15/2025 (e)                               3,217
------------------------------------------------------------------------------------------------------------
                              New Jersey EDA, Water Facilities Revenue Bonds, RITR (f):
AAA      Aaa         8,960       Series 34, 7.52% due 5/01/2032                                        9,469
AAA      Aaa         7,400       Series 35, 7.47% due 2/01/2038                                        7,784
------------------------------------------------------------------------------------------------------------
AAA      Aaa         1,600    New Jersey Environmental Infrastructure Trust Revenue Bonds, Series
                              A, 4.50% due 9/01/2018                                                   1,539
------------------------------------------------------------------------------------------------------------
                              New Jersey Health Care Facilities Financing Authority, Revenue
                              Refunding Bonds:
AAA      Aaa         3,270       (AHS Hospital Corporation), Series A, 5.375% due 7/01/2019 (a)        3,395
A-       Baa1        3,000       (Capital Health System Obligation Group), 5.25% due 7/01/2017         2,996
AAA      Aaa         1,710       (Cathedral Health Services), 5.20% due 8/01/2015 (c)(e)               1,771
AAA      Aaa         2,750       (Cathedral Health Services), 5.25% due 8/01/2021 (c)(e)               2,808
BBB      NR*         3,075       (Christian Health Care Center), Series A, 5.50% due 7/01/2018         3,080
AAA      NR*         1,950       (Holy Name Hospital Issue), 5.25% due 7/01/2020 (a)                   2,007
AAA      Aaa         2,500       (Saint Barnabas Health Center), Series B, 5.25% due 7/01/2018 (e)     2,565
AAA      Aaa         2,500       (Saint Barnabas Health Center), Series B, 4.75% due 7/01/2028 (e)     2,415
BBB      Baa2        6,130       (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027         6,420
AAA      Aaa         1,570       (Shoreline Behavioral Health Center), 5.50% due 7/01/2017 (e)         1,657
AAA      Aaa         3,270       (Shoreline Behavioral Health Center), 5.50% due 7/01/2027 (e)         3,434
AAA      Aaa         3,700       (Virtua Health Issue), 4.50% due 7/01/2028 (d)                        3,476
------------------------------------------------------------------------------------------------------------
AAA      Aaa         2,200    New Jersey State Educational Facilities Authority Revenue Bonds (The
                              College of New Jersey), Series A, 5.125% due 7/01/2024 (e)               2,225
------------------------------------------------------------------------------------------------------------
                              New Jersey State Educational Facilities Authority, Revenue Refunding
                              Bonds:
BBB      Baa2        2,030       (Monmouth University), Series C, 5.75% due 7/01/2017                  2,144
BBB      Baa2        2,000       (Monmouth University), Series C, 5.80% due 7/01/2022                  2,109
BBB      Baa3        1,485       (St. Peter's College), Series B, 5.375% due 7/01/2012                 1,551
AAA      Aaa         2,850       (University of Medicine & Dentistry), Series B, 5.25% due
                                 12/01/2021 (a)                                                        2,921
------------------------------------------------------------------------------------------------------------
                              New Jersey State Housing and Mortgage Finance Agency Revenue Bonds
                              (Home Buyer), AMT (e):
AAA      Aaa         4,195       Series K, 6.375% due 10/01/2026                                       4,507
AAA      Aaa         2,000       Series U, 5.60% due 10/01/2012                                        2,112
AAA      Aaa         2,820       Series U, 5.65% due 10/01/2013                                        2,977
AAA      Aaa         5,000       Series U, 5.85% due 4/01/2029                                         5,280
------------------------------------------------------------------------------------------------------------
AAA      Aaa         5,000    New Jersey State Transportation Trust Fund Authority Revenue Bonds,
                              Transportation System, Series A, 4.50% due 6/15/2019 (d)                 4,781
------------------------------------------------------------------------------------------------------------
AAA      NR*         1,200    North Hudson, New Jersey, Sewer Authority Revenue Bonds, 5.125% due
                              8/01/2022 (b)                                                            1,214
------------------------------------------------------------------------------------------------------------
AAA      Aaa         2,045    Perth Amboy, New Jersey, Refunding (Board of Education), GO, 5.25%
                              due 8/01/2019 (e)                                                        2,119
------------------------------------------------------------------------------------------------------------
AA       A1          3,500    Rutgers State University, New Jersey, Revenue Bonds, Series A, 5.20%
                              due 5/01/2027                                                            3,569
------------------------------------------------------------------------------------------------------------
New York and New Jersey--3.6%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
AAA      Aaa         1,000    Port Authority of New York and New Jersey, Consolidated Revenue
                              Bonds, Second Installment, AMT, 117th Series, 4.75% due 11/15/2017 (b)     984
------------------------------------------------------------------------------------------------------------
AAA      Aaa         5,000    Port Authority of New York and New Jersey, Special Obligation
                              Revenue Bonds (JFK International Air Terminal Project), AMT, Series
                              6, 5.75% due 12/01/2025 (e)                                              5,309
------------------------------------------------------------------------------------------------------------
A1+      VMIG1+        100    Port Authority of New York and New Jersey, Special Obligation
                              Revenue Refunding Bonds (Versatile Structure Obligation), VRDN,
                              Series 5, 2.75% due 8/01/2024 (g)                                          100
------------------------------------------------------------------------------------------------------------
Puerto Rico--0.6%
------------------------------------------------------------------------------------------------------------
AAA      Aaa         1,095    Puerto Rico Public Buildings Authority Revenue Bonds (Guaranteed
                              Government Facilities), Series B, 5% due 7/01/2027 (a)                   1,098
------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$171,207)--99.1%                                                            175,192

Other Assets Less Liabilities--0.9%                                                                    1,566
                                                                                                    --------
Net Assets--100.0%                                                                                  $176,758
                                                                                                    ========
------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FHA Insured.
(d)   FSA Insured.
(e)   MBIA Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1999.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1999.
+     Highest short-term rating by Moody's Investors Service, Inc.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at time of purchase by the Fund.

See Notes to Financial Statements.


Quality Profile

The quality ratings of securities in the Fund as of January 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                  Percent of
S&P Rating/Moody's Rating         Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ......................     79.8%
AA/Aa ........................      5.8
A/A ..........................      1.7
BBB/Baa ......................     10.9
Other+ .......................      0.9
--------------------------------------------------------------------------------
+ Temporary investments in short-term municipal securities.


                                     6 & 7

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

As of January 31, 1999

--------------------------------------------------------------------------------------------------------------------------
Assets:             Investments, at value (identified cost--$171,207,182) (Note 1a) .......                   $175,191,930
                    Cash ..................................................................                          5,371
                    Receivables:
                       Interest ...........................................................  $ 1,916,629
                       Securities sold ....................................................       15,000         1,931,629
                                                                                             -----------
                    Deferred organization expenses (Note 1e) ..............................                         18,754
                    Prepaid expenses and other assets .....................................                         11,123
                                                                                                              ------------
                    Total assets ..........................................................                    177,158,807
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
Liabilities:        Payables:
                       Dividends to shareholders (Note 1f) ................................      190,088
                       Offering costs (Note 1e) ...........................................       73,780
                       Investment adviser (Note 2) ........................................       68,091           331,959
                                                                                             -----------
                    Accrued expenses and other liabilities ................................                         68,539
                                                                                                              ------------
                    Total liabilities .....................................................                        400,498
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
Net Assets:         Net assets ............................................................                   $176,758,309
                                                                                                              ============
--------------------------------------------------------------------------------------------------------------------------
Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                       Preferred Stock, par value $.10 per share (2,720 shares of AMPS*
                       issued and outstanding at $25,000 per share liquidation preference)                    $ 68,000,000
                       Common Stock, par value $.10 per share (7,000,496 shares
                       issued and outstanding) ............................................ $    700,050
                    Paid-in capital in excess of par ......................................  103,388,100
                    Undistributed investment income--net ..................................      578,865
                    Undistributed realized capital gains on investments--net (Note 5) .....      106,546
                    Unrealized appreciation on investments--net ...........................    3,984,748
                                                                                             -----------
                    Total--Equivalent to $15.54 net asset value per share of
                    Common Stock (market price--$14.875) ..................................                    108,758,309
                                                                                                              ------------
                    Total capital .........................................................                   $176,758,309
                                                                                                              ============
--------------------------------------------------------------------------------------------------------------------------

* Auction Market Preferred Stock.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS

For the Six Months Ended January 31, 1999

--------------------------------------------------------------------------------------------------------------------------
Investment Income
(Note 1d):          Interest and amortization of premium and discount earned ..............                    $ 4,576,685
--------------------------------------------------------------------------------------------------------------------------
Expenses:           Investment advisory fees (Note 2) .....................................   $  482,270
                    Commission fees (Note 4) ..............................................       87,095
                    Professional fees .....................................................       38,266
                    Accounting services (Note 2) ..........................................       26,590
                    Transfer agent fees ...................................................       19,397
                    Printing and shareholder reports ......................................       11,497
                    Directors' fees and expenses ..........................................       10,246
                    Custodian fees ........................................................        6,594
                    Pricing fees ..........................................................        4,866
                    Listing fees ..........................................................        3,351
                    Amortization of organization expenses (Note 1e) .......................        2,052
                                                                                              ----------
                    Other .................................................................        7,886

                    Total expenses before reimbursement ...................................      700,110
                    Reimbursement of expenses (Note 2) ....................................      (44,865)
                                                                                              ----------
                    Total expenses after reimbursement ....................................                        655,245
                                                                                                               -----------
                    Investment income--net ................................................                      3,921,440
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
Realized &          Realized gain on investments--net .....................................                        658,221
Unrealized Gain on  Change in unrealized appreciation on investments--net .................                      2,856,084
Investments--Net                                                                                               -----------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations ..................                    $ 7,435,745
                                                                                                               ===========
--------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


                                     8 & 9

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 1999

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         For the Six      For the Period
                                                                                        Months Ended      Mar. 11, 1998+
Increase (Decrease) in Net Assets:                                                     Jan. 31, 1999    to July 31, 1998
------------------------------------------------------------------------------------------------------------------------
Operations:         Investment income--net .........................................   $  3,921,440       $  3,212,922
                    Realized gain (loss) on investments--net .......................        658,221           (116,731)
                    Change in unrealized appreciation on investments--net ..........      2,856,084          1,128,664
                                                                                       ------------       ------------
                    Net increase in net assets resulting from operations ...........      7,435,745          4,224,855
                                                                                       ------------       ------------
----------------------------------------------------------------------------------------------------------------------
Dividends &         Investment income--net:
Distributions to       Common Stock ................................................     (2,869,768)        (1,809,255)
Shareholders           Preferred Stock .............................................     (1,036,429)          (840,045)
(Note 1f):          Realized gain on investments--net:
                       Common Stock ................................................       (303,990)                --
                       Preferred Stock .............................................       (130,954)                --
                                                                                       ------------       ------------
                    Net decrease in net assets resulting from dividends and
                       distributions to shareholders ...............................     (4,341,141)        (2,649,300)
                                                                                       ------------       ------------
----------------------------------------------------------------------------------------------------------------------
Capital Stock       Proceeds from issuance of Common Stock .........................             --        104,025,000
Transactions        Proceeds from issuance of Preferred Stock ......................             --         68,000,000
(Notes 1e & 4):     Value of shares issued to Common Stock shareholders in
                       reinvestment of dividends ...................................        696,570            228,035
                    Offering costs resulting from the issuance of Common Stock .....             --           (190,000)
                    Offering and underwriting costs resulting from the issuance
                       of Preferred Stock ..........................................             --           (771,460)
                                                                                       ------------       ------------
                    Net increase in net assets derived from capital stock
                       transactions ................................................        696,570        171,291,575
                                                                                       ------------       ------------
----------------------------------------------------------------------------------------------------------------------
Net Assets:         Total increase in net assets ...................................      3,791,174        172,867,130
                    Beginning of period ............................................    172,967,135            100,005
                                                                                       ------------       ------------
                    End of period* .................................................   $176,758,309       $172,967,135
                                                                                       ============       ============
----------------------------------------------------------------------------------------------------------------------
                    *  Undistributed investment income--net ........................   $    578,865       $    563,622
                                                                                       ============       ============
----------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements                                   For the Six      For the Period
                                                                                        Months Ended     Mar. 11, 1998+
Increase (Decrease) in Net Assets:                                                     Jan. 31, 1999    to July 31, 1998
------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...........................   $      15.09       $      15.00
Operating                                                                               ------------       ------------
Performance:         Investment income--net .........................................            .56                .46
                     Realized and unrealized gain on investments--net ...............            .51                .16
                                                                                        ------------       ------------

                     Total from investment operations ...............................           1.07                .62
                                                                                        ------------       ------------
                     Less dividends and distributions to Common Stock shareholders:
                       Investment income--net .......................................           (.41)              (.26)
                       Realized gain on investments--net ............................           (.04)                --
                                                                                        ------------       ------------
                     Total dividends and distributions to Common Stock shareholders .           (.45)              (.26)
                                                                                        ------------       ------------
                     Capital charge resulting from issuance of Common Stock .........             --               (.03)
                                                                                        ------------       ------------
                     Effect of Preferred Stock activity:++
                       Dividends and distributions to Preferred Stock
                       shareholders:
                        Investment income--net ......................................           (.15)              (.12)
                        Realized gain on investments--net ...........................           (.02)                --
                     Capital charge resulting from issuance of Preferred Stock ......             --               (.12)
                                                                                        ------------       ------------
                     Total effect of Preferred Stock activity .......................           (.17)              (.24)
                                                                                        ------------       ------------
                     Net asset value, end of period .................................   $      15.54       $      15.09
                                                                                        ============       ============
                     Market price per share, end of period ..........................   $     14.875       $     15.375
                                                                                        ============       ============
-----------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ................................           (.35%)+++          4.29%+++
Return:**                                                                               ============       ============

                     Based on net asset value per share .............................           6.07%+++           2.35%+++
                                                                                        ============       ============
-----------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses, net of reimbursement .................................            .75%*              .18%*
Average Net                                                                             ============       ============
Assets:***           Expenses .......................................................            .80%*              .76%*
                                                                                        ============       ============
                     Investment income--net .........................................           4.47%*             5.13%*
                                                                                        ============       ============
-----------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end of period (in thousands)   $    108,758       $    104,967
Data:                                                                                   ============       ============
                     Preferred Stock outstanding, end of period (in thousands) ......   $     68,000       $     68,000
                                                                                        ============       ============
                     Portfolio turnover .............................................          36.24%             32.46%
                                                                                        ============       ============
-----------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 ......................................   $      2,599       $      2,544
                                                                                        ============       ============
-----------------------------------------------------------------------------------------------------------------------
Dividends Per Share  Series A--Investment income--net ...............................   $        381       $        317
On Preferred Stock                                                                      ============       ============
Outstanding:         Series B--Investment income--net ...............................   $        381       $        300
                                                                                        ============       ============
-----------------------------------------------------------------------------------------------------------------------

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on March 30, 1998.
+++   Aggregate total investment return.

See Notes to Financial Statements.


                                    10 & 11

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets. For the six months ended January 31, 1999, FAM earned fees of $482,270, of which $44,865 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1999 were $63,473,770 and $66,662,416, respectively.

Net realized gains for the six months ended January 31, 1999 and net unrealized gains as of January 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                        Realized               Unrealized
                                         Gains                   Gains
--------------------------------------------------------------------------------
Long-term investments ...............  $658,221               $ 3,984,748
                                       --------               -----------
Total ...............................  $658,221               $ 3,984,748
                                       ========               ===========
--------------------------------------------------------------------------------

As of January 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $3,984,748, of which $4,070,196 related to appreciated and $85,448 related to depreciated securities. The aggregate cost of investments at January 31, 1999 for Federal income tax purposes was $171,207,182.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.


                                    12 & 13

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

Common Stock

Shares issued and outstanding during the six months ended January 31, 1999 increased by 44,928 as a result of dividend reinvestment and during the period March 11, 1998 to July 31, 1998 shares issued and outstanding increased by 6,935,000 as a result of the initial public offering and by 13,901 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at January 31, 1999 were Series A, 2.33% and Series B, 3.05%.

Shares issued and outstanding during the six months ended January 31, 1999 remained constant and during the period March 11, 1998 to July 31, 1998 increased by 2,720 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended January 31, 1999, MLPF&S earned $59,397 as commissions.

5. Capital Loss Carryforward:

At July 31, 1998, the Fund had a net capital loss carryforward of approximately $117,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On February 4, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067933 per share, payable on February 25, 1999 to shareholders of record as of February 19, 1999.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


                                    14 & 15

Officers and Directors

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004


NYSE Symbol
MUJ

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings New Jersey Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings New Jersey
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         HOLDNJ2--1/99

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